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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: April 29, 1998


                          AirTouch Communications, Inc.


    Delaware                             1-12342                94-3213132
(State or other                     (Commission File           (IRS Employer
jurisdiction of                          Number)             Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (415) 658-2000


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Item 5.      Other Events.

             On Wednesday, April 29, 1998 ,AirTouch Communications, Inc. ("AirTouch") announced its updated 1998 outlook, which was revised to take into account its April 6, 1998 acquisition of US WEST Media Group's (MediaOne Group's) U.S. cellular and PCS interests, as described in the company's Current Report on Form 8-K/A-1, Date of Report: April 6, 1998. The revised guidance is described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 99.1  Press Release dated April 29, 1998.



                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AIRTOUCH COMMUNICATIONS, INC.


                                             By:   /s/ MOHAN S. GYANI
                                                   ----------------------------
                                                   Mohan S. Gyani
                                                   Executive Vice President and
                                                   Chief Financial Officer


Date:    April 29, 1998


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Exhibits Index

Exhibit 99.1  Press Release dated April 29, 1998.